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                             PRUDENTIAL MUTUAL FUNDS
                    Prudential National Municipals Fund, Inc.


This supplement is intended to correct a typographical error that occurred in the filing of the prospectus of Prudential National Municipals Fund, Inc., dated March 19, 2002, filed on March 19, 2002. The objective stated on the cover page of the prospectus is corrected to read "High level of current income exempt from federal income taxes" versus "Capital appreciation." The typographical error appeared in the EDGAR filing only and this filing is intended to correct the EDGAR filing and conform it to the printed form of prospectus in use by the registrant.